EXHIBIT 10.22(c)

                          PURCHASE AND SALE AGREEMENT


      THIS AGREEMENT made this 20th day of December, 2001, by and between MITSUI & CO., PRECIOUS METALS INC., a Delaware corporation with offices at 200 Park Avenue, 36th Floor, New York, New York 10166 (the "Buyer"), and DENTSPLY INTERNATIONAL INC., a Delaware corporation with its principal place of business at 570 West College Avenue, York, Pennsylvania 17405 (the "Seller").

                         W I T N E S S E T H  T H A T:

      WHEREAS, the Seller has entered into forward contracts ("Forward Contracts") to sell certain gold, silver, platinum and/or palladium ("Precious Metal") to Fleet Precious Metals Inc. ("FPM"); and

      WHEREAS, the Seller has requested that the Buyer satisfy the Seller's obligations to FPM under the Forward Contracts by delivering Precious Metal to FPM; and

      WHEREAS, in consideration of the foregoing, the Seller shall simultaneously sell an equal amount of Precious Metal to the Buyer pursuant to the terms hereof and Buyer shall consign such Precious Metal back to the Seller pursuant to the terms of a Consignment Agreement (as hereinafter referred to); and

      NOW, THEREFORE, for value received, in consideration of the premises and of the mutual promises hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties do hereby agree as follows:

1. Purchase and Sale. The Seller hereby agrees to sell to the Buyer and the Buyer hereby agrees to purchase from Seller, on the terms and conditions hereinafter contained, the following (all of the property described in this Section 1 is hereinafter collectively referred to as the "Precious Metal Inventory"):

                             ______ fine troy ounces of gold
                             ______ fine troy ounces of silver
                              4,200 fine troy ounces of platinum
                              8,800 fine troy ounces of palladium

For the purposes of Section 1, the term "troy ounces" shall mean the fine troy ounce content contained in Seller's inventory determined at a degree of fineness of not less than 99.5% in the case of gold, 99.90% in the case of silver, 99.95% in the case of platinum, and 99.95% in the case of palladium.


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2.    Purchase Price.  In consideration of the transfer of the Precious Metal
Inventory by Seller to the Buyer, the Buyer shall deliver the following to the FPM for the account of the Seller in satisfaction of the Seller's obligations to FPM under the Forward Contracts (the "Purchase Consideration"):

                             ______ fine troy ounces of gold
                             ______ fine troy ounces of silver
                              4,200 fine troy ounces of platinum
                              8,800 fine troy ounces of palladium

Nothing in this Section 2 or elsewhere in this Agreement shall affect the passage to the Buyer of title to the Precious Metal Inventory, which title the parties intend and shall be deemed to pass on the date of the Bill of Sale hereinafter described.
3. Conditions Precedent to Sale. The obligation of the Buyer to purchase the Precious Metal Inventory is subject to the following conditions precedent:

(a)   Seller shall have executed and delivered to the Buyer a Bill of Sale
           (the "Bill of Sale") covering and describing the Precious Metal Inventory in the form of Exhibit A attached hereto and made a part hereof.

(b)   The representations and warranties of Seller set forth in Section 4 hereof and in the Bill of Sale shall be true and correct on and as of the date hereof and the date of sale of the Precious Metal Inventory to the Buyer.

(c)   Seller shall have delivered to the Buyer a certificate of a financial officer of the Seller, certifying the amount of Precious Metal Inventory by location (the "Certificate").

4. Representations and Warranties. Seller hereby represents and warrants to the Buyer that:

(a)   Seller is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the corporate power to execute and deliver and perform its obligations under this Agreement and the Bill of Sale.

(b)   The execution and delivery and performance by Seller of its obligations under this Agreement and the Bill of Sale have been duly authorized by all requisite corporate action.


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(c)   Seller is the lawful owner of, and has absolute title to, the Precious
           Metal Inventory free and clear of all claims, liens, security interests, encumbrances and all other defects of title or of any kind whatsoever except in favor of the Buyer.

(d)   Seller has the right, power and authority to sell the Precious Metal
           Inventory and has not made or contracted to make any prior sale, assignment or transfer of any item of Precious Metal Inventory to any person, firm or corporation.

(e)   All of the Precious Metal Inventory is located at the locations set forth in the Certificate.
5. Consignment of the Precious Metal Inventory. The parties hereto intend that, contemporaneously with the execution and delivery of the Bill of Sale, the Buyer shall consign the Precious Metal to the Seller AS IS AND WHERE IS pursuant to the terms of a certain Consignment Agreement
dated                             , 2001 between the Seller and the Buyer.

6. Governing Law. This Agreement shall be governed by and shall be construed in accordance with the laws of the State of New York

                      *The next page is a signature page*


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      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers as of the date first above written.

                               DENTSPLY INTERNATIONAL INC.


                               By:____________________________________
                               Title:

                               JPMORGAN CHASE BANK


                               By:____________________________________
                               Title:
P83310.1


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